EXHIBIT 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David R. Wells, certify that:

1.
I have reviewed this Annual Report on Form 10-K of ENDRA Life Sciences Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 13, 2018

/s/ David R. Wells
Name: David R. Wells
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)